                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):

                                 October 1, 2002
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                         000-21240                      23-2705700
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 (State or other jurisdiction of     (Commission File No.)    (IRS Employer Identification No.)
incorporation or organization)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


(Registrant's telephone number including area code) (610) 277-8300
                                                   ------------------

Item 5. Other Events.

         On September 30, 2002, Neoware Systems, Inc. issued a press release announcing the resignation of Arthur Spector, and the election of Michael Kantrowitz, as Chairman of the Board, as described in the press release the attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None

(b) None

(c) Exhibits.
         99.  Press Release dated September 30, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             NEOWARE SYSTEMS, INC.


Dated: October 3, 2002                      By: /S/ Vincent T. Dolan,
                                                ----------------------
                                                Vincent T. Dolan,
                                                Vice President-Finance and
                                                Administration